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                                   FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
               Date of Report (Date of earliest event reported):
                                 June 10, 1998


                      ROBERTS PHARMACEUTICAL CORPORATION
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            (exact name of registrant as specified in its charter)


   NEW JERSEY                  1-1-432                            22-2429994
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(State or other               (Commission                     (IRS Employer
jurisdiction of              File Number)                     Identification
incorporation)                                                Number)

                              Meridian Center II
                             4 Industrial Way West
                          Eatontown, New Jersey 07724
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     (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code: 732-389-1182

                              Meridian Center II
                             4 Industrial Way West
                          Eatontown, New Jersey 07724
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         (Former name or former address, if changed from last report)
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                                      -2-

        Item 5.  Other Events
                 ------------

                 Roberts Pharmaceutical Corporation today announced that the U.S. Department of Commerce, Patent and Trademark Office has approved the Company's patent for a new and highly improved process for manufacturing Agrylin /TM/. The process was developed by Roberts' scientists.

        Agrylin was first introduced into the U.S. by Roberts in March, 1997 and is the only drug cleared by the Food and Drug Administration (FDA) for treating essential thrombocythemia, a life-threatening condition characterized by excessive counts of blood platelets.

        Commercially, Agrylin is currently prepared by a long and difficult synthesis involving a starting material possessing environmentally unfriendly properties. The new process, which eliminates this precursor material and greatly simplifies the synthesis, represents both an environmentally sound and significantly more economical method of manufacture.

        As an orphan drug, Agrylin received seven years marketing exclusivity from the FDA when it was approved in 1997. The new process, when implemented, should improve production economies for Roberts sufficient enough to impose significant commercial disadvantages on potential generic manufacturers when the product's orphan drug status expires. The new process patent is effective until August, 2017.

        Roberts plans to manufacture validated lots of Agrylin using this new synthetic process and expects to submit a supplemental filing to the FDA for this new process in 1999.


                                  SIGNATURES
        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ROBERTS PHARMACEUTICAL CORPORATION
                                         ----------------------------------
                                                  (Registrant)

Date: June 11, 1998                      By: /s/ Anthony A. Rascio
                                             ------------------------------
                                             Anthony A. Rascio
                                             Vice President
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                                      -3-

FORWARD LOOKING STATEMENTS

        Certain statements included in Item 5 of this form 8-K are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. The Registrant cautions readers that forward looking statements, including, without limitation, those relating to the Registrant's future business prospects, revenues, cost of sales, intangible dispositions and write-offs, continuing operations and discontinued operations, and liquidity and capital resources, are subject to certain risks and uncertainties, including, without limitation, the ability of the Registrant to secure regulatory approval in the United States and in foreign jurisdictions for the Registrant's developmental pipeline drugs, the efforts of the Registrant's competitors and the introduction of rival pharmaceutical products which may prove to be more effective than the Registrant's products, general market conditions, the availability of capital, and the uncertainty over the future direction of the healthcare industry, that could cause actual results to differ materially from those indicated in the forward looking statements.